                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               -----------------

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):    September 3, 1999
                                                        ---------------------



                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                          as Specified in its Charter)





Georgia                             01-14213                          58-2237359
- --------------------------------------------------------------------------------
(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)




3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                     30071
- --------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                       (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                      N/A
                     ------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The registrant hereby amends its report on Form 8-K filed on September 17, 1999 by deleting the text under Item 7 and replacing it with the following text.

     (a)  Financial Statements of Business Acquired.

            Included as Exhibit 99.1, 99.2 and 99.3 hereto and incorporated herein by reference.

     (b)  Pro Forma Financial Information.

            Included as Exhibit 99.4 hereto and incorporated herein by reference.

     (c)  Exhibits.

Item No.       Exhibit List

  2.1 Agreement and Plan of Merger dated September 3, 1999 by and between Netzee, Inc. and Direct Access Interactive, Inc. *

  2.2 Agreement and Plan of Merger dated September 3, 1999 by and between Netzee, Inc., Dyad Corporation and certain of the shareholders of Dyad Corporation.*

  2.3 Asset Contribution Agreement dated September 3, 1999 by and among The InterCept Group, Inc., Netzee, Inc. and The Bankers bank.*

  2.4 Asset Contribution Agreement dated September 3, 1999 by and among The InterCept Group, Inc., and TIB The Independent Banker's Bank.*

  99.1 The following financial statements of Dyad Corporation together with the report by Arthur Andersen LLP for the periods stated therein:

               Consolidated Balance Sheets as of December 31, 1997 and 1998 and June 30, 1999 (Unaudited)

               Consolidated Statements of Operations for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1998 and 1999 (Unaudited)

               Consolidated Statements of Changes in Shareholders' Deficit for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1999 (Unaudited)

               Consolidated Statements of Cash Flows for the years ended December 31, 1997 and 1998 and for the six months ended June 30, 1998 and 1999 (Unaudited)

               Notes to Consolidated Financial Statements

  99.2 The following financial statements of The Bankers Bank together with the report by Arthur Andersen LLP for the periods stated therein:

               Balance Sheets as of December 31, 1998 and June 30, 1999 (Unaudited)

               Statements of Operations for the period from Inception (March 1, 1998) to December 31, 1998 and for the period from Inception (March 1, 1998) to June 30, 1998 and for the six month period ended June 30, 1999 (Unaudited)

               Statements of Changes in Accumulated Deficit for the period from Inception (March 1, 1998) to December 31, 1998 and for the six month period ended June 30, 1999 (Unaudited)

               Statements of Cash Flows for the period from Inception (March 1,
               1998) to December 31, 1998 and for the period from Inception (March 1, 1998) to June 30, 1998 and for the six month period ended June 30, 1999 (Unaudited)

               Notes to Financial Statements

  99.3 The following financial statements of The Independent BankersBank together with the report by Arthur Andersen LLP for the periods stated therein:

               Balance Sheets as of December 31, 1997 and 1998 and June 30, 1999 (Unaudited)

               Statements of Operations for the period from inception (February 1, 1997) to December 31, 1997 and for the year ended December 31, 1998 and for the six months ended June 30, 1998 and 1999 (Unaudited)

               Statements of Changes in Accumulated Deficit for the period from inception (February 1, 1997) to December 31, 1997 and for the year ended December 31, 1998 and for the six months ended
               June 30, 1999 (Unaudited)

               Statements of Cash Flows for the period from inception
               (February 1, 1997) to December 31, 1997 and for the year ended December 31, 1998 and for the six months ended June 30, 1998 and 1999 (Unaudited)

               Notes to Financial Statements

  99.4 The following unaudited pro forma condensed consolidated financial statements of The InterCept Group, Inc., the Company's recent acquisitions including Dyad, The Bankers Bank and The Independent BankersBank.

               Pro Forma Condensed Consolidated Balance Sheet as of June 30,
               1999.

               Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1999.

               Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998.

               Notes to Pro Forma Condensed Consolidated Financial Statements.




* Previously filed with the registrant's Current Report on Form 8-K filed September 17, 1999.

                                 SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE INTERCEPT GROUP, INC.



                              By:   /s/ Scott R. Meyerhoff
                                    -----------------------------------------
                                    Scott R. Meyerhoff
                                    Chief Financial Officer


Dated:  September 30, 1999

                                  EXHIBIT LIST


Exhibit No.    Description
- -----------    -----------

    2.1 Agreement and Plan of Merger dated September 3, 1999 by and between Netzee, Inc. and Direct Access Interactive, Inc. *

    2.2 Agreement and Plan of Merger dated September 3, 1999 by and between Netzee, Inc., Dyad Corporation and certain of the shareholders of Dyad Corporation.*

    2.3 Asset Contribution Agreement dated September 3, 1999 by and among The InterCept Group, Inc., Netzee, Inc. and The Bankers bank.*

    2.4 Asset Contribution Agreement dated September 3, 1999 by and among The InterCept Group, Inc., and TIB The Independent Banker's Bank.*


   99.1 The following financial statements of Dyad Corporation together with the report by Arthur Andersen LLP for the periods stated therein:

               Consolidated Balance Sheets as of December 31, 1997 and 1998 and June 30, 1999 (Unaudited)

               Consolidated Statements of Operations for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1998 and 1999 (Unaudited)

               Consolidated Statements of Changes in Shareholders' Deficit for the years ended December 31, 1997 and 1998 and the six months ended June 30, 1999 (Unaudited)

               Consolidated Statements of Cash Flows for the years ended December 31, 1997 and 1998 and for the six months ended June 30, 1998 and 1999 (Unaudited)

               Notes to Consolidated Financial Statements

   99.2 The following financial statements of The Bankers Bank together with the report by Arthur Andersen LLP for the periods stated therein:

               Balance Sheets as of December 31, 1998 and June 30, 1999 (Unaudited)

               Statements of Operations for the period from Inception (March 1, 1998) to December 31, 1998 and for the period from Inception (March 1, 1998) to June 30, 1998 and for the six month period ended June 30, 1999 (Unaudited)

               Statements of Changes in Accumulated Deficit for the period from Inception (March 1, 1998) to December 31, 1998 and for the six month period ended June 30, 1999 (Unaudited)

               Statements of Cash Flows for the period from Inception (March 1,
               1998) to December 31, 1998 and for the period from Inception (March 1, 1998) to June 30, 1998 and for the six month period ended June 30, 1999 (Unaudited)

               Notes to Financial Statements

  99.3 The following financial statements of The Independent BankersBank together with the report by Arthur Andersen LLP for the periods stated therein:

               Balance Sheets as of December 31, 1997 and 1998 and June 30, 1999 (Unaudited)

               Statements of Operations for the period from inception (February 1, 1997) to December 31, 1997 and for the year ended December 31, 1998 and for the six months ended June 30, 1998 and 1999 (Unaudited)

               Statements of Changes in Accumulated Deficit for the period from inception (February 1, 1997) to December 31, 1997 and for the year ended December 31, 1998 and for the six months ended
               June 30, 1999 (Unaudited)

               Statements of Cash Flows for the period from inception
               (February 1, 1997) to December 31, 1997 and for the year ended December 31, 1998 and for the six months ended June 30, 1998 and 1999 (Unaudited)

               Notes to Financial Statements

    99.4 The following unaudited pro forma condensed consolidated financial statements of The InterCept Group, Inc., the Company's recent acquisitions including Dyad, The Bankers Bank and The Independent BankersBank.

               Pro Forma Condensed Consolidated Balance Sheet as of June 30,
               1999.

               Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1999.

               Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998.

               Notes to Pro Forma Condensed Consolidated Financial Statements.




* Previously filed with the registrant's Current Report on Form 8-K filed September 17, 1999.